Exhibit 7

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date: April 12, 2024
	By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig

MCAP Acquisition, LLC

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Master Fund IV SCSp

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Master Fund IV (Unleveraged) SCSp

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Private Credit Fund A LP

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Fund 559 LP

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Opportunistic Private Credit Master Fund SCSp

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Corporation

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Chief Executive Officer

Monroe Capital Partners Fund LP

By:	Monroe Capital Partners Fund Advisors, Inc., its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Fund I LP

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Fund II (Unleveraged) LP

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Fund II LP

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Private Credit Fund II-O (Unleveraged Offshore) LP

By:	Monroe Capital Management Advisors, LLC, its manager

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Management Advisors, LLC

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Monroe Capital Investment Holdings, L.P.

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Chief Executive Officer

Monroe Management Holdco, LLC

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Managing Member